FORM 8-K - CURRENT REPORT

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K





                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report:  December 9, 1998


                          CENTURY PROPERTIES FUND XIX
             (Exact name of registrant as specified in its charter)



              California                0-11935               94-2887133
    (State or other jurisdiction     (Commission          (I.R.S. Employer
         of incorporation or         File Number)          Identification
            organization)                                      Number)



                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of Principal Executive Office)

       Registrant's telephone number, including area code (864) 239-1000

                                      N/A
                 (Former address, if changed since last report)



ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

As of November 24, 1998, Century Properties Fund XIX (the "Registrant" or the "Partnership") engaged Ernst & Young LLP as independent accountants for the year ending December 31, 1998. Prior to the appointment of Ernst & Young LLP, the Partnership did not engage or consult with Ernst & Young LLP regarding any of the matters described in Item 304(a)(2) of regulation S-B.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (c)     Exhibits:  None.



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               CENTURY PROPERTIES FUND XIX

                               By:          Fox Partners II
                                            Its General Partner

                               By: Fox Capital Management Corporation Its Managing General Partner


                               By:          /s/Patrick Foye
                                            Patrick Foye
                                            Executive Vice President


                               Date: December 9, 1998